ARROW ELECTRONICS, INC.
                           Subsidiary Listing
                         As of December 31, 2000

1.    Arrow Electronics, Inc. a New York corporation
2.    Arrow Electronics International, Inc., a Virgin Islands corporation
3.    Arrow Electronics Canada Ltd., a Canadian corporation
4.    Schweber Electronics Corporation, a New York corporation
5.    10556 Newfoundland Limited, a Newfoundland company
6.    Schuylkill Metals of Plant City, Inc., a Delaware corporation
7.    Arrow Electronics International, Inc., a Delaware corporation
8.    Hi-Tech Ad, Inc., a New York corporation
9.    Gates/Arrow Distributing, Inc., a Delaware corporation
        A)  Midrange Open Computing Alliance,  Inc., a Delaware corporation
10.   Consan Inc., a Minnesota corporation (100% owned)
11.   SN Holding, Inc. a Delaware corporation and subsidiary:
        A)  Support Net, Inc., an Indiana corporation
12.   SBM Holding, Inc., a Delaware corporation (84% owned) and subsidiary:
        A)   Scientific & Business Minicomputers, Inc., a Georgia corporation
13.   Arrow Electronics (Delaware), Inc., a Delaware corporation
14.   Arrow Electronics (U.K.), Inc., a Delaware corporation and Subsidiaries:
        A) Arrow Electronics (Sweden) KB, a Swedish partnership (98% owned)
        B) Arrow Electronics South Africa, LLP (1% owned)
        C) Arrow Electronics Distribution S.a.r.l., a Luxembourg company
           1) Arrow Electronics Holdings Sarl, a British company and subsidiaries:
              a) Beheer-En Beleggingsmaatschappij Mazeco B.V., a German company and subsidiaries:
                 1) Arrow Electronics Netherlands Holdings B.V., a Netherlands
                    company and subsidiaries:
                    a) B.V. Arrow Electronics DLC, a Dutch company, and
                       subsidiaries:
                       1) Multichip Information Technology Ltd., a British
                          company
                       2) Arrow Electronics Luxembourg Sarl, a Luxembourg
                          company
                       3) Arrow Electronics UK Holding Ltd., a British company
                          and subsidiaries:
                          a) Arrow Electronics (UK) Ltd., a British company
                          b) Arrow Northern Europe Ltd., a British company and
                             subsidiaries
                             1) Jermyn Holdings, Ltd., a British company
                                (dormant) and subsidiaries:
                                a) Hawke Electronics, Ltd., a British company
                                   (dormant)
                                b) Impulse Electronics, Ltd., a British company
                                   (dormant)
                                c) Invader Electromechanical Distribution, Ltd.,
                                   a British company (dormant)
                                d) Jermyn Development, Ltd., a British company
                                   (dormant)
                                e) Jermyn Distribution, Ltd., a British company
                                   (dormant)
                                f) Jermyn Electronics, Ltd., a British company
                                   (dormant)
                                g) Jermyn Manufacturing, Ltd., a British company
                                   (dormant)
                                h) Mogul Electronics, Ltd., a British company
                                   (dormant)
                             2) Techdis, Ltd., a British company (dormant) and
                                subsidiaries:
                                a) Microprocessor & Memory Distribution, Ltd., a
                                   British company (dormant)
                                b) Rapid Silicon, Ltd., a British company
                                   (dormant)
                                c) Tekdis, Ltd., a British company (dormant)
                                d) Tecdis, Ltd., a British company (dormant)
                             3) RR Electronics, Ltd., a British company
                                (dormant)
                             4) Axiom Electronics, Ltd., a British company
                                (dormant)
                         c) Multichip Ltd., a British company and subsidiary:
                            1)  Microtronica Ltd.
                      4) Electronic Services Distribution Limited, a British
                          company
                      5) Arrow Electronics Espana S.L., a Spanish company and
                         subsidiaries:
                           a) Arrow-Iberia Electronica, SLU a Spanish company
                              and subsidiary:
                              1) Amitron-Arrow Electronica Lda., a Portugal
                                 company
                           b) ATD Microtronica, SLU a Spanish company
                              1) ATD Electronica LDA, a Portugal company
                                 (dormant)
                           c) Arrow Products Distribution Espana S.L., a Spanish
                              company (dormant)
                           d) Arrow Electronics Product Management Espana S.L.,
                              a Spanish company (dormant)
                      6) Holding GmbH Arrow, a German company and subsidiaries:
                           a) Arrow Holding South Europe S.r.l. an Italian
                              company (95% owned) and subsidiaries:
                               1) EDI Electronics Distribution International
                                  France, S.A., a French company and
                                  subsidiaries:
                                   a) Arrow Electronique S.A., a French company
                                      (22.81% owned) and subsidiaries:
                                       1) CCI Electronique S.A., a French
                                          company
                                       2) Arrow Computer Products S.N.C., a
                                          French company and subsidiary:
                                           a) Multichip GmbH, a German company
                               2) Arrow Electronique S.A., a French company
                                  (77.19% owned)
                               3) Silverstar Ltd. S.r.l., an Italian company and
                                  subsidiaries:
                                   1) I.R. Electronic D.O.O., a Slovenian
                                      company (60% owned)
                                   2) Arrow Elektronik Ticaret, A.S., a Turkish
                                      company (60% owned)
                                   3) Arrow Electronics Hellas S.A., A Greek
                                      company
                                   4) Digitronica S.P.A., an Italian company
                                      (34% owned)
                               4) Tekelec Europe S.A., a French company and
                                  subsidiaries:
                                   1) A2M S.A., a French company
                                   2) Tekelec Airtronic SRL, an Italian company
                              b) Arrow Denmark A/S, a Danish company (86.45%
                                 owned) and subsidiary:
                                   1) Microtronica A/S
                              c) Arrow Components Sweden AB, a Swedish company
                                 (85% owned) and subsidiaries:
                                  1) Arrow Nordic Components AB, a Swedish
                                     company
                                  2) Arrow Norway A/S, a Norwegian company
                                  3) Microtronica A/S, a Norwegian company
                                  4) Microtronica AB, a Swedish company

                              d) Arrow Electronics GmbH, a German company and
                                 subsidiaries:
                                  1) Spoerle Electronic Handelsgesellschaft mbH & co. KG, a German company and subsidiaries:
                                  1) Spoerle Electronic Distribution
                                     International GmbH, a German company and subsidiaries:
                                       1) E.D.I GmbH, a German company
                                       2) Industrade AG, a Swiss company
                                       3) SEDI Bt, a Hungarian company (99%
                                          owned)
                                       4) Spoerl kft, a Hungarian company
                                  1) SEDI Bt, a Hungarian company (1% owned)
                                       5) Tekelec Airtronic B.V., a Netherlands
                                          company
                                       6) Tekpar Sprl, a Belgian company and
                                          subsidiary:
                                  1) D & D Electronics B.V., a Belgian company
                                     (83.7% owned)

                                  2) Proelectron Vertriebsges MbH, a German
                                     company
                                  3) Microtronica Handelsgesellschaft MbH, a
                                     German company
                                  4) Unielectronic GmbH, a German company
                                  5) Sasco GmbH, a German company
                                  6) Integra GmbH, a German company
                                      1) Multicomponents GmbH, a German company
                                  7) Diode Components B.V., a Dutch company DLC
                                     GmbH, a German company Spoerle Spol sro, a Czech company Spoerle Sp zo o, a Polish company
                                  8) Arrow Electronics (Sweden) KB, a Swedish
                                     partnership (2% owned)
                                  9) Arrow Holding South Europe S.r.l., an
                                     Italian company (5% owned) ARW Electronics,
                                     Ltd., an Israeli company and subsidiary:
                                      A) Arrow/Rapac, Ltd, an Israeli company
                                         (51% owned)
15. Arrow Electronics South Africa LLP (99% owned), a South African limited partnership
16. Arrow Altech Holdings (Pty) Ltd. (50.1% owned), a South African company and subsidiaries:
     A)  Arrow Altech Distribution (Pty) Ltd., a South African company
     B)  Erf 211 Hughes (Pty) Limited, a South African company
17. Panamericana Comercial Importadora S.A., a Brazilian company (66.67% owned)
18. Elko C.E., S.A., an Argentinean company (70% owned) and subsidiary
      A)  TEC-Tecnologia Ltda, a Brazilian company (99.99% owned)
19. Eurocomponentes, S.A., an Argentinean company (70% owned)
20. Macom, S.A., an Argentinean company (70% owned)
21. Compania de Semiconductores y Componentes, S.A., an Argentinean company (70% owned)
22. Arrow Electronics Asia Pacific, Inc., a Delaware corporation
23. Arrow Electronics, Australia Pty Ltd., an Australian company and subsidiaries:
    A)  Veltek Australia Pty Ltd., an Australian company
    B)  Zatek Australia Pty Ltd., an Australian company
24. Components Agent Limited, a British Virgin Islands company (90% owned) and subsidiaries:
    A)  Arrow/Components (Agent) Ltd., a Hong Kong company
    B)  Arrow Electronics China Ltd., a Hong Kong company
    C)  Arrow Korea (HK) Ltd., a Hong Kong company and subsidiary:
         1) Arrow Electronics Korea Limited, a South Korean company
    D)  Arrow Electronics (S) Pte Ltd, a Singaporean company and subsidiary:
         1) Arrow Components (M) Sdn Bhd, a Malaysian company
    E)  Salson Holdings Ltd., a British Virgin Islands company and subsidiary:
         1)  Intex-semi Ltd., a Hong Kong company
    F) Arrow Electronics (Indonesia) Pte Ltd., an Indonesian company
    G) Arrow Electronics India Ltd., a Hong Kong company
    H) Microtronica (HK) Ltd., a Hong Kong company
    I) Microtronica (S) Pte. Ltd., a Singaporean company
    J) Microtronica (M) Sdn Bhd., a Malaysian company
    K) Arrow Asia Pac Ltd., a Hong Kong company
    L) Kingsview Ltd., a British Virgin Islands company
    M) Hotung Ltd., a British Virgin Islands company
    N) Arrow Electronics (Shaghai), Ltd., a Chinese company
    O) Arrow Electronics (Shenzhen) Co. Ltd., a Chinese company
25. Texny (Holdings) Limited, a British Virgin Islands company and subsidiary:
     A) Arrow/Texny (H.K.) Limited, a Hong Kong company
26. Arrow Strong Electronics Co., Ltd., a Taiwanese company and subsidiaries:
     A) Strong Pte, Ltd., a Singaporean company and subsidiary:
         1) Strong Devices Sdn. Bhd., a Malaysian company
     B) Lite-On Korea, Ltd., a Korean company (48.58% owned)
     C) TLW Electronics, Ltd., a Hong Kong company and subsidiary:
         1) Waily Technology, Ltd., a Hong Kong company
         2) Lite-On Korea, Ltd., a Korean company (51.42% owned)
         3) Arrow Strong Electronics (S) Pte, Ltd., a Singaporean company (48% owned)
     D) Arrow Strong Electronics (S) Pte, Ltd., a Singaporean company (52% owned) and subsidiary:
         1) Arrow Strong Electronics (M) Sdn. Bhd., a Malaysian company
27. Arrow/Ally, Inc. a Taiwanese company (75% owned) and subsidiary:
     A) Creative Model Limited, a Hong Kong company
28. Arrow Components (NZ) Limited, a New Zealand company (75% owned)
29. Arrow Electronics (CI) Ltd., a British Cayman Islands company and subsidiary:
     A) Marubun-Arrow Asia Ltd., a British Virgin Islands company (50% owned) and subsidiaries:
         1) Marubun-Arrow (HK) Limited, a Hong Kong company
         2) Marubun -Arrow (S) Pte Ltd., a Singaporean company
30. Marubun-Arrow USA, LLC, a Delaware limited liability company (50% owned)
31. Chipcenter LLC, a Delaware limited liability company (21.1% owned)
32. VCE Virtual Chip Canada, Inc., a Quebec company (49% owned) and subsidiary:
     A) Virtual Chip Exchange USA, Inc., a Delaware company
33. Technologies Interactives Mediagrif Inc., a Canadian company (10% owned) and subsidiary:
     A)  Ce Cyber Exchange Inc., a Canadian company
34. Arrow Finland OY, a Finnish company and subsidiaries:
     A) Microtronica Oy, a Finnish company
     B) Arrow-Field EESTI AS, a Estonian company
35. Arrow Electronics Danish Holdings Aps and subsidiaries:
     A) Arrow Electronics Norwegian Holdings AS, a Norwegian company
36. Jakob Hatteland Electronic AS, a Norwegian company and subsidiaries:
     A) Jakob Hatteland Electronic AB, a Swedish company
     B) Jakob Hatteland Electronic A/S, a Danish company
     C) Jakob Hatteland Electronic OY, a Finnish company
     D) Jakob Hatteland Electronic OU, an Estonian company
     E) Jakob Hatteland Engineering AS, a Norwegian company and subsidiaries:
         1) Jakob Hatteland Engineering AB, a Swedish company
         2) Jakob Hatteland Engineering Aps, a Danish company
         3) Jakob Hatteland Engineering OY, a Finnish company
37. Arrow Denmark A/S, a Danish company (13.55% owned)
38. Arrow Components Sweden AB, a Swedish company (15% owned)
39. Arrow Electronics Mexico, S. de R.L. de C.V., a Mexican company
40. Dicopel, Inc., a U.S. company (60% owned)
41. Dicopel S.A. de C.V., a Mexican company (60% owned)
42. Questlink, a Delaware company, (10.1% owned)
43. The Performance Consortium, LLC, a Delaware company (50% owned)
44. eConnections, a Delaware company (10% owned)
45. Viacore, Inc. a Delaware company (10% owned)
46. Viacore Holdings, LLC. a Delaware company (10% owned)